                                                                 EXHIBIT 10.6B

                 AMENDMENT TO XEROX HARDWARE PURCHASE AND SOFTWARE
                           DEVELOPMENT/LICENSE AGREEMENT


    This amendment is made as of May 1, 1997 (the "Effective Date") by and between Splash Technology, Inc. successor in interest to SuperMac Technology, Inc. and Xerox Corporation for the purpose of modifying the Xerox Hardware Purchase and Software Development/License Agreement between SuperMac Technology, Inc. and Xerox Corporation dated as of November 11, 1993 ("Agreement").

    The parties agree as follows:

1.  In Section 4.05, "[*]" shall be changed to "[*]."

2. In Section 8.07, the last sentence in the first paragraph shall be deleted, and sections (a) and (b) shall be deleted.

3. In Section 12.01(d), "[*]" shall be changed to "[*] after initial installation, in no event to exceed [*] from date of delivery to Buyer."

     In all other respects, the terms and conditions of the Agreement shall remain in full force and effect unmodified.

Splash Technology, Inc.                   Xerox Corporation

By: /s/ Tim Kleffman                      By: /s/ M.B. Efron
   ----------------------------------        ----------------------------------
Name: Tim Kleffman                        Name: M.B. Efron
     --------------------------------          --------------------------------

Title: Vice President                     Title: Product Operations Mgr.
      -------------------------------           -------------------------------

                      [*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

                                    ATTACHMENT III

                 PRICING EFFECTIVE FOR NEW ORDERS PLACED AFTER 3/1/97


    There are six Splash products:

    1.   DC Series System Configuration for DocuColor 40
    2.   PCI 1280 System Configuration
    3.   PCI 640 System Configuration
    4.   PCI 1280 Board Kit
    5.   PCI 650 Board Kit
    6.   E Series System Configuration for DocuColor 5750

    All Splash products, system configurations and boards, include ColorCal software along with a precision greyscale target. The System Configurations are defined in the next paragraph. Finally, spares, upgrades, and repair pricing is also included.

    SYSTEM CONFIGURATIONS: The four system configurations are based on Apple Power Macintosh or compatible systems. The minimum system configuration specifications are attached to this document. All system configurations will have the Splash Hardware, Splash Software, and all other bundled software loaded and preconfigured. The warranty, service, and support for the items included other than the Splash board and Splash software will only be the standard terms provided to Customers by Adobe, Apple, Princeton Graphic Systems, and other applicable vendors. None of the clauses in the contract with respect to warranty, repair, or support will apply to these other system components.

ADJUSTMENTS TO PRICES FOR DRAM FLUCTUATIONS

[*]

                      [*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

STANDARD CONTRACT PRICE FOR THE PRODUCTS:

    The Standard Prices for the Products are as follows:

Full products:
Splash DC Series                                       097N00731           [*]
Splash PCI v5.0 1280 System Configuration              097N00748
Splash PCI v5.0 640 System Configuration               097N00749
Splash PCI v5.0 1280 Board Kit                         097N00724
Splash PCI v5.0 640 Board Kit                          097N00726
Splash E Series System Configuration                   097N00790

Splash PCI v.4.0 1280 System Configuration             097N00641
Splash PCI v.4.0 640 System Configuration              097N00642
Splash PCI v.4.0 1280 Board Kit                        097N00655
Splash PCI v.4.0 640 Board Kit                         097N00648

Upgrades:

PCI 5.0 640 to 1280 Upgrade Kit                        097N00727
PCI 4.0 to 5.0 Upgrade Kit                             097N00734
PCI E320 to E640 Upgrade Kit                           097N00791

Other Products:

PowerPC 601/66 Controller Spare                        109K00811
PowerPC 601/80 Controller Spare                        109K00821
PowerPC 601/100 Controller Spare                       109K00831
DC Series HDD Spare                                    006N00846
DC Series CPU Spare                                    109N00263
DC Series Controller Boards                            140N04741
DC Series Customer Media Pack                          701P94093
DC Series Calibration Scanner                          097N00753
64 MB DIMM                                             144N00046
8 MB DIMM                                              144N00047
32 MB DIMM                                             144N00043
DocuColor I/F Cable, 68-pin                            152N01562
DocuColor I/F Cable, 80-pin                            152N01563
PCI Series HDD Spare                                   006N00845
PCI Series CPU Spare                                   109N00261
PCI Series Controller Boards                           160K37470
PCI Series Customer Media Pack                         701P94286
E Series HDD Spare                                     006N00853

                      [*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

E Series CPU Spare                                     109N00349           [*]
14" Color Monitor                                      128N00396
ESD Wrist Strap                                        115E3970
Splash Cable                                           152K63320
Splash v2.5 User's Manual Set                          709P00094
Color Central Lite Spare                               097N00646
Adobe Photoship LE Spare                               300K47880
Splash v3.1 Software Spare                             300K56270
Keyboard                                               110N00717
Mouse                                                  018N00137
Gray Scale Target                                      001E39230
TCP/IP Connect Kit                                     097N00733
WebServer Option                                       097N00728
Loop-Back Connector                                    114K00670
Mouse Pad                                              019N00343
Monitor Video Adapter                                  120N00234
Monitor/Mac Power Cord                                 117N01116
DC Series French Windows Driver Kit                    701S94090
PCI Series French Windows Driver Kit                   701S94069
Splash French Mac O/S Kit (7.5.5)                      701S94070


Orders for the above items marked with * must be placed with a minimum quantity of 25 per delivery date.

** Splash PCI Version 4.0 is being upgraded to version 5.0. After launch of version 5.0, in April/May 1997, all new orders for the PCI platform will be filled with version 5.0.

                      [*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

ADOBE POSTSCRIPT LICENSE FEE

[*]

Product                                            List Price
DC Series                                              $50,000
PCI 1280 System Configuration (versions 4.0/5.0)       $28,000
PCI 640 System Configuration (versions 4.0/5.0)        $22,000
PCI 1280 Board Kit (versions 4.0/5.0)                  $24,000
PCI 640 Board Kit (versions 4.0/5.0)                   $18,000
E Series System Configuration                          $13,000

[*]

    If necessary, as requested by Adobe, Xerox will agree to submit to an Adobe audit of its records pertaining to Splash upgrades sold, in order to ascertain the accuracy of the reported upgrade sales quantities.

OUT OF WARRANTY REPAIR COSTS:

    The following out of warranty standard board repair costs apply during the time that the boards are in production. This repair charge will not, however, apply to any boards rendered irreparable due to physical abuse or damage.

Splash-MX Daughter board           [*]
Splash-MXPLUS Daughter board
Splash-TX Daughter board
Splash Baseboard
Splash PCI Board
Splash DC Series Board Set

Accepted and Agreed as a contract attachment amendment:

By: /s/ M.B. Efron                           By: /s/ Tim Kleffman
    ---------------------------------            ------------------------------

Title: Product Operations Mgr.               Title: Vice President
       ------------------------------               ---------------------------

Date: 7/29/97                                Date: 7/23/97
      -------------------------------              ----------------------------

Xerox Corporation                            Splash Technology
                                             (SuperMac Technology)

                      [*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.